Exhibit 99.(12)

CONSENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-71081 on Form N-4 of our report dated February 28, 2024, relating to the financial statements and financial highlights of Separate Account A of Pacific Life & Annuity Company comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Intermediate Bond Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Hedged Equity Class I, Large-Cap Core Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Growth Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, ESG Diversified Class I, ESG Diversified Growth Class I, PSF Avantis Balanced Allocation Class D, PSF Avantis Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco Oppenheimer V.I. International Growth Series II, Invesco® V.I. Balanced-Risk Allocation Series II, Invesco® V.I. Equity and Income Series II, Invesco® V.I. Global Real Estate Series II, Invesco® V.I. Global Series II, Invesco® V.I. Technology Series I, American Century Inflation Protection Class I, American Century VP Mid Cap Value Class II, American Funds IS American High-Income Trust Class 4, American Funds IS Asset Allocation Class 1, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Capital World Bond Class 4, American Funds IS Capital World Growth and Income Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 1, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 1, American Funds IS Growth-Income Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 1, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 1, American Funds IS New World Fund® Class 4, American Funds IS The Bond Fund of America Class 1, American Funds IS The Bond Fund of America Class 4, American Funds IS U.S. Government Securities Class 1, American Funds IS U.S. Government Securities Class 4, American Funds IS Washington Mutual Investors Class 4, BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Capital Appreciation V.I. Class III, BlackRock® Global Allocation V.I. Class III, BlackRock® S&P 500 Index V.I. Class I, BlackRock® Small Cap Index V.I. Class I, Delaware Ivy VIP Asset Strategy Class II, Delaware Ivy VIP Energy Class II, DFA VA Global Bond Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, Fidelity® VIP Consumer Discretionary Initial Class, Fidelity® VIP Contrafund® Initial Class, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP FundsManager® 60% Investor Class, Fidelity® VIP FundsManager® 60% Service Class 2, Fidelity® VIP Government Money Market Initial Class, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Index 500 Initial Class, Fidelity® VIP Investment

Grade Bond Initial Class, Fidelity® VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust Multi Income Allocation Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 1, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, ClearBridge Variable Aggressive Growth - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS® Massachusetts Investors Growth Stock - Service Class, MFS® Total Return Series - Service Class, MFS® Utilities Series - Initial Class, MFS® Utilities Series - Service Class, MFS® Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, PIMCO All Asset - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, PIMCO Emerging Markets Bond - Institutional Class, PIMCO Income - Advisor Class, PIMCO Total Return - Institutional Class, Schwab S&P 500 Index, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Health Sciences - I, VanEck VIP Global Resources Class S, Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short-Term Investment-Grade, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index and Vanguard® VIF Total Stock Market Index, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
October 16, 2024

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Post-Effective Amendment to the Registration Statement No. 333-71081 on Form N-4 of our report dated March 29, 2024 related to the statutory-basis financial statements of Pacific Life & Annuity Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 16, 2024